WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000


                                                                  March 24, 2005






Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company"), to be held at the Hotel duPont, Eleventh and Market Streets, Wilmington, Delaware 19801 on Thursday, April 28, 2005 at 4:00 p.m. Parking validation will be available for the Hotel duPont garage or valet. ASL Interpreter services will be provided during the meeting.

At this meeting, stockholders will be asked to consider a proposal to re-elect four directors whose terms are expiring, to ratify the appointment of independent auditors and to approve the WSFS Financial Corporation 2005 Incentive Plan.

Your vote is important regardless of how many shares of Company stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each account. Please sign and return each card since each represents a separate number of shares. Postage-paid envelopes are provided for your convenience.

You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                 Sincerely,

                                 /s/Marvin N. Schoenhals

                                 Marvin N. Schoenhals
                                 Chairman, President and Chief Executive Officer

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 28, 2005


To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company") will be held at the Hotel duPont, Eleventh and Market Streets, Wilmington, Delaware 19801 on Thursday, April 28, 2005, at 4:00 p.m. The meeting will be held for the purpose of considering and acting upon the following:

1.   Election of four directors for terms of three years each;

2. Ratification of the appointment of independent auditors for the fiscal year ending December 31, 2005;

3.   Approval of the WSFS Financial Corporation 2005 Incentive Plan; and

4. Such other matters as may properly come before the meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 8, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote, at the Annual Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote in person at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/Mark A. Turner

                                           Mark A. Turner
                                           Chief Operating Officer and Secretary

March 24, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2005

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of WSFS Financial Corporation (the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 28, 2005, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 25, 2005.

                       VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, properly signed proxies will be voted FOR the nominees for directors and for the other proposals as set forth herein. By signing, dating and returning the enclosed proxy, you will give us the discretionary authority to vote your shares for the election of any person we choose as a director in the event that any nominee is unable or refuses to serve as a director. You will also give us the discretionary authority to vote on any matters relating to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named herein in accordance with the determination of a majority of the Board of Directors.

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Proxies may be revoked by written notice to the Secretary of the Company sent to the address above or by the filing of a later dated proxy prior to a vote being taken on the proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"), the holders of which are entitled to one vote for each share of Common Stock held, except in elections of directors, in which holders have cumulative voting rights. The close of business on March 8, 2005 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, the Company had 7,085,208 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for a quorum.

As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve.

 As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

As to the approval of the 2005 Incentive Plan as set forth in Proposal 3, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Proposal 3 shall be determined by a majority of votes cast affirmatively or negatively without regard to Broker Non-Votes. Proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposal 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Associates, officers and directors of the Company have an interest in certain matters to be voted upon at the Annual Meeting. Following stockholder approval, Associates, officers and directors of the Company may be awarded shares of Common Stock and may be granted stock options pursuant to the 2005 Incentive Plan. The approval of this plan is being presented as "Proposal 3 - Approval of the WSFS Financial Corporation 2005 Incentive Plan."

               SOLICITATION OF QUESTIONS BY THE BOARD OF DIRECTORS

The Board of Directors recognizes that the annual meeting is an opportunity where the Board is available to its stockholders in a public forum. The Board of Directors invites stockholders to submit questions for the Board in advance of the meeting. While legal and timing issues may prevent the Board of Directors from answering all questions submitted, the Board believes such dialogue will be helpful in increasing communication between stockholders and the Board of Directors.

Any stockholder wishing to present a question to the Board of Directors is invited to send questions to:

         WSFS Financial Corporation
         Investor Relations
         838 Market St.
         Wilmington, DE  19801
         or
         stockholderrelations@wsfsbank.com

The Board will attempt to answer as many of the questions received as is possible and post the responses on our website: www.wsfsbank.com.

Stock Ownership of Certain Beneficial Owners

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to those persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date.

                                          Amount and Nature
                                            of Beneficial            Percent
Name                                        Ownership (1)            of Class
----                                        -------------            --------

Private Capital Management (2)             627,701 shares             8.86 %
8889 Pelican Bay Boulevard
Naples, FL 34108

R. Ted Weschler (3)                        608,400 shares             8.58 %
Peninsula Capital Advisors, LLC
Peninsula Partners, L.P.
404B East Main Street
Charlottesville, VA 22902

Barclays Global Investors, NA (4)          517,439 shares             7.30 %
45 Freemont Street
San Francisco, CA 94105

Wellington Management Company, LLP (5)     474,400 shares             6.70 %
75 State Street
Boston, MA 02109

(1) In accordance with Rule 13d-3 under the Exchange Act, for the purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting and/or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and groups exercise sole voting and investment power over the shares of the Common Stock.

(2) According to the Statement on Schedule 13G/A of Private Capital Management filed on February 14, 2005, shares are held by its investment advisory clients as to which it shares voting and investment power.

(3) Includes 600,000 shares owned by Peninsula Partners, L.P., an investment partnership and Peninsula Capital Advisors, LLC, an investment advisory firm, both of which are controlled by R. Ted Weschler, a director of the Company. Mr. Weschler disclaims beneficial ownership of these shares. Shares also include 4,100 shares held directly by Mr. Weschler and 4,300 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.

(4) According to the Statement on Schedule 13G/A of Barclays Global Investors, NA filed on February 14, 2005, the shares reported are held by Barclays Global Investors, NA and its affiliates.

(5) According to the Statement on Schedule 13G/A of Wellington Management Company, LLP filed on February 14, 2005, shares are held by its investment advisory clients as to which it shares voting and/or investment power.

PROPOSAL 1 -- ELECTION OF DIRECTORS


The number of directors is currently fixed at thirteen members. The Board of Directors is divided into three classes. The members of each class are elected for a term of three years and until their successors are elected and qualified; provided that in the event the number of directors has been increased during the preceding year and such new directorships have been filled by action of the Board of Directors, the terms of those newly appointed directors expire at the annual meeting when the class to which they have been elected expires. Other than Mr. Dale E. Wolf, a director emeritus of the Bank, each of the current members of the Board of Directors of the Company also serves on the Board of Directors of the Company's principal subsidiary, Wilmington Savings Fund Society, Federal Savings Bank ("WSFS" or the "Bank"). Mr. Wolf's term is expiring and he is not standing for re-election as a director of the Company and will no longer be a director emeritus for the Bank. Directors of the Company are elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Pursuant to the Company's Certificate of Incorporation, every stockholder voting for the election of directors is entitled to cumulate his or her votes by multiplying his or her shares times the number of directors to be elected. Each stockholder will be entitled to cast his or her votes for one director or distribute his or her votes among any number of the nominees being voted on at the Annual Meeting. The Board of Directors intends to vote the proxies solicited by it equally among the four nominees of the Board of Directors. Stockholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, stockholders must attend the meeting and vote in person or make arrangements with their own proxies. Unless otherwise specified in the proxy, however, the right is reserved, in the sole discretion of the Board of Directors, to distribute votes among some or all of the nominees of the Board of Directors in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

At the Annual Meeting, it is expected that four directors will be elected for terms of three years each and until their successors have been elected and qualified. The Board of Directors has nominated Charles G. Cheleden, Joseph R. Julian, Dennis E. Klima and Calvert A. Morgan, Jr., all of whom are currently directors, for election as directors at the Annual Meeting. If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend. Alternatively, the Board of Directors may elect to reduce the number of authorized directors to eliminate the vacancy.

The Board of Directors Recommends Voting "FOR" the Directors Nominated in Proposal 1.

Directors and Nominees

The following table sets forth information for each nominee and each director continuing in office. It includes their name, age (as of December 31, 2004), year first elected or appointed as a director of the Company, year of expiration of current term as a director of the Company, principal occupation for at least the last five years and directorships in subsidiaries of the Company and in other companies:

                               Year First         Current
                               Elected or          Term
                                Appointed           to
Name                     Age    Director          Expire         Principal Occupation            Directorship(s) (1)
----                     ---    --------          ------         --------------------            -------------------

                      NOMINEES FOR A TERM TO EXPIRE IN 2008

Charles G. Cheleden     61        1990             2005      October 1992 to present: Vice       WSFS
                                                             Chairman of WSFS Financial
                                                             Corporation; Lead Director;
                                                             Former Chairman, WSFS
                                                             Financial Corporation;
                                                             Self-employed attorney

Joseph R. Julian        67        1988             2005      Chairman and CEO, JJID, Inc.        WSFS;
                                                             (highway construction company)      JJID, Inc.

Dennis E. Klima         60        2004             2005      President and CEO, Bayhealth, Inc.  WSFS;
                                                             CEO and Chairman,                   Bayhealth, Inc.;
                                                             Bayhealth Medical Center, Inc.      Bayhealth Medical Center, Inc.

Calvert A. Morgan, Jr.  56        2004             2005      Consultant;                         WSFS;
                                                             Chairman, President and CEO         Chesapeake Utilities
                                                             PNC Bank, Delaware (retired)        Corporation


                         DIRECTORS CONTINUING IN OFFICE


Linda C. Drake          56         1999            2006      Founder and Chair                   WSFS;
                                                             TCIM Services, Inc.                 TCIM Services, Inc.;
                                                             (business services and  software    LTD Direct
                                                             technology companies)

David E. Hollowell      57         1996            2006      Executive Vice President and        WSFS
                                                             University Treasurer
                                                             University of Delaware

Claibourne D. Smith     66         1994            2006      Vice President - Technology and     WSFS
                                                             Professional Development, E.I.
                                                             duPont de Nemours & Company,
                                                             Incorporated, (multinational
                                                             chemical and energy company)
                                                             (1964-1998) (retired)

                               Year First         Current
                               Elected or          Term
                                Appointed           to
Name                     Age    Director          Expire         Principal Occupation            Directorship(s)
----                     ---    --------          ------         --------------------            ---------------


Eugene W. Weaver        72         1998            2006      Vice President of Finance of        WSFS;
                                                             John W. Rollins & Associates        Dover Motorsports, Inc.
                                                             (Investment Management
                                                             Company)(retired), Chief Financial
                                                             Officer/Senior Vice President
                                                             of Dover Downs Entertainment, Inc.
                                                             (1970-1999) (retired)

 John F. Downey         67        1998             2007      Executive Director of the          WSFS
                                                             Office of Thrift Supervision (OTS),
                                                             1989-1998 (retired)

Thomas P. Preston       58        1990             2007      Partner, Blank Rome, LLP;           WSFS
                                                             previously Partner,
                                                             Reed Smith, LLP and
                                                             Duane, Morris & Heckscher LLP
                                                            (Law firms)

Marvin N. Schoenhals    57        1990             2007      Chairman of WSFS Financial          WSFS and affiliates (1);
                                                             Corporation since 1992; President   Federal Home Loan Bank
                                                             and Chief Executive Officer of      of Pittsburgh (Chairman);
                                                             WSFS Financial Corporation          Brandywine Fund, Inc. and
                                                             since November 1990                 affiliates (2);
                                                                                                 Delaware State Chamber of
                                                                                                 Commerce (Chairman)

R. Ted Weschler         43        1992             2007      Managing Member,                    WSFS;
                                                             Peninsula Capital Advisors, LLC,    Virginia National Bank;
                                                             an investment advisory firm;        First Avenue Networks, Inc.
                                                             October 1989 to December 1999,      Wilsons The Leather
                                                             Partner and Officer of Quad-C,      Experts, Inc.
                                                             Inc., a Delaware corporation which
                                                             acts as the general partner for
                                                             several investment partnerships

(1) WSFS affiliates include: WSFS Credit Corporation, WSFS Investment Group, Inc., WSFS Reit, Inc. and Montchanin Capital Management, Inc. and are subsidiaries of the Company. It also includes WSFS Foundation, Inc., a charitable foundation associated with the Company.

(2) Brandywine Fund, Inc. affiliates include: Brandywine Blue Fund, Inc. and Brandywine Advisors Fund, Inc.

Stock Ownership of Management

The following table sets forth, as of the Record Date, the amount of Common Stock beneficially owned by the Company's directors, by each of the named executive officers in the Summary Compensation Table, and by all directors and executive officers as a group:

                                          Amount and Nature
                                            of Beneficial           Percent
Name                                        Ownership (1)          of Class (2)
----                                        -------------          ------------
Charles G. Cheleden (3)(4)                   14,100 shares            *
John F. Downey (4)(5)                         8,800 shares            *
Linda C. Drake (6)                            8,300 shares            *
David E. Hollowell (6)                       14,400 shares            *
Joseph R. Julian (4)                         67,576 shares            *
Dennis E. Klima (7)                           1,650 shares            *
Calvert A. Morgan, Jr.                        1,100 shares            *
Thomas P. Preston (8)                        10,912 shares            *
Marvin N. Schoenhals (9)                    251,348 shares          3.45%
Claibourne D. Smith (4)                       9,530 shares            *
Eugene W. Weaver (10)                        12,200 shares            *
R. Ted Weschler (4)(11)                     608,400 shares          8.58%
Dale E. Wolf (4)                             26,040 shares            *
Karl L. Johnston (12)                        48,814 shares            *
Stephen A. Fowle                                500 Shares            *
Mark A. Turner (13)                         135,830 shares          1.89%
Deborah A. Powell (14)                       18,454 shares            *
Directors and executive officers
  as a group (17 persons)                 1,237,954 shares         16.51%


--------------
*    Less than 1.0%.
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock over which he or she has or shares voting and/or investment power or of which he or she has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Other than as noted below, all persons shown in the table above have sole voting and investment power, except that the following directors and executive officers held the following numbers of shares jointly with their respective spouses: Mr. Cheleden, 3,200 shares; Mr. Downey, 3,900 shares, Ms Drake, 5,000 shares; Mr. Hollowell, 7,000 shares; Mr. Julian, 59,676 shares; Mr. Johnston, 4,533 shares; and Mr. Turner, 7,780 shares.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) Includes 6,600 shares of Common Stock held in an Individual Retirement Account ("IRA").
(4) Includes 4,300 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(5)  Includes 600 shares of Common Stock held in an IRA.
(6) Includes 3,300 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(7)  Includes 500 shares of Common Stock held in a 401(k) Plan.
(8) Includes 3,660 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date and 1,275 shares of Common Stock held in an IRA.
(9) Includes 20,771 shares of Common Stock held in Mr. Schoenhals' account in the Company's 401(k) Plan and 205,711 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.

                       (Footnotes continued on next page)

(10) Includes 1,200 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date, 1,000 shares of Common Stock held in an IRA and 800 shares of Common Stock held by Mr. Weaver's wife. Mr. Weaver disclaims beneficial ownership of his wife's shares.
(11) Includes 600,000 shares held by Peninsula Partners, L.P., an investment firm managed by Peninsula Capital Advisors, LLC of which Mr. Weschler is the Managing Member. Mr. Weschler disclaims beneficial ownership of the shares held by Peninsula Partners, L.P.
(12) Includes 394 shares of Common Stock held in Mr. Johnston's account in the Company's 401(k) Plan and 43,887 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(13) Includes 9,350 shares of Common Stock held in Mr. Turner's account in the Company's 401(k) Plan and 116,200 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(14) Includes 1,684 shares of Common Stock held in Ms Powell's account in the Company's 401(k) Plan and 10,950 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.


Position and Duties of the Lead Director

The Board of Directors has designated Charles G. Cheleden, Vice Chairman, as Lead Director. The Lead Director is an outside and independent director designated by the Board of Directors of the Company to lead the Board to fulfill its duties effectively, efficiently and independent of management.

The   responsibilities  of  the  Lead  Director  include:  (1)  Enhancing  Board effectiveness, (2) Managing the Board and (3) Acting as a liaison between the Board, management and major shareholders.

o Responsibilities for enhancing Board effectiveness include ensuring the Board has adequate training and resources to carry out its duties.

o Responsibilities for managing the Board include: providing input on Board and Committee meeting agendas; consulting with Chairman on effectiveness of Board Committees; ensuring that Directors have adequate opportunities to meet to discuss issues without management's presence; chairing Board meetings in the absence of the Chairman; ensuring that Committee functions are carried out and reported to the Board. In addition the lead director has the authority to call meetings of the independent directors.

o Responsibilities as liaison include: communicating to management, as appropriate, to discuss the results of private discussions among independent directors to resolve conflicts; and being available, as necessary, for consultation and direct communication with major shareholders.


Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through its meetings and the meetings of its committees. During the year ended December 31, 2004 the Board of Directors held nine (9) meetings. All directors attended more than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during this period.

A list of the Committees of the Board of Directors and a general description of their respective duties follows.

Executive Committee. The Executive Committee is scheduled to meet one time each month, or more frequently if required, and exercises the powers of the Board of Directors between meetings of the

Board. The Executive Committee is presently composed of Marvin N. Schoenhals, Chairman, Charles G. Cheleden, David E. Hollowell, Eugene W. Weaver and R. Ted Weschler. The Executive Committee met twenty-four (24) times during 2004.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists of directors who are independent in accordance with the listing requirements of the Nasdaq Stock Market. The purpose of this committee is: (i) to recommend to the Board the corporate governance guidelines and policies applicable to the Company; (ii) to assist the Board by identifying individuals qualified to become Board members, (iii) to recommend to the Board the director nominees for the next annual meeting of stockholders, (iv) to lead the Board in its annual review of the Board's performance, and (v) to recommend to the Board director nominees to each committee. The Committee will also consider nominees recommended by stockholders in accordance with the procedures set forth in the bylaws of the Company. Members of the Corporate Governance and Nominating Committee are Charles G. Cheleden, Chairman, John F. Downey, Linda C. Drake, Thomas P. Preston and Dale E. Wolf. Each member of the Corporate Governance and Nominating Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Corporate Governance and Nominating Committee met three times during 2004. The Corporate Governance and Nominating Committee has adopted a written charter governing the Committee's responsibilities. A copy of the Corporate Governance and Nominating Committee Charter is available on the Company's website at www.wsfsbank.com.

Director Nomination Process. The Company does not currently pay fees to any third party to identify, evaluate or assist in identifying or evaluating potential nominees for the Board of Directors. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Wilmington Savings Fund Society, FSB. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing not less than 60 days nor more than 90 days prior to the anniversary date of the mailing date of the proxy statement for the previous year's annual meeting. Recommendations should identify as to the stockholder giving notice and for each person the stockholder proposes to recommend as a nominee to the Board (1) the name, age, business address of such person; (2) the principal occupation or employment of such person; (3) the Class and number of shares of the Company's Voting Stock (as defined in the Company's Bylaws) which are beneficially owned by such stockholder on the date of such notice; and (4) any other information required to be included in such notice pursuant to the Company's Bylaws or disclosed in solicitations of proxies with respect to nominees for election of directors set forth in the Securities Exchange Act of 1934.

Persons recommended for consideration as nominees by the Board are subject to the director qualification requirements set forth in Article II, Sections 6 and 7 of the Company's Bylaws, which require that (i) directors must be shareholders of the Company; and (ii) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity.

The Board desires that its membership be geographically diverse and as a result, potential directors should enhance the Board's state-wide representation. The Board also desires that its membership have expertise in a diversity of business sectors. As a commitment to this diversification, the Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications. The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. The Board, however, strongly encourages communications from stockholders and gives such communications its prompt attention. See "Solicitation of Questions By The Board of Directors" on page 2 of this Proxy for information about submitting questions in advance of the Annual Meeting of Shareholders. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, Directors are accessible to shareholders on an informal basis throughout the year and formally at the Annual Meeting. The Board encourages, but does not require, directors to attend the Annual Meeting of Stockholders. All Board Members, except one, attended the 2004 Annual Meeting of Stockholders.

Audit Committee. The Audit Committee is comprised of directors who are not officers of the Company. The Board of Directors has adopted a written charter for the Audit Committee. The Committee oversees the audit program and reviews the financial statements of the Company and its subsidiaries. It reviews the examination reports of federal regulatory agencies as well as reports of the internal auditors and independent auditors. It also meets quarterly with the internal loan review department. The Audit Committee meets quarterly with the head of the Audit Department and representatives of the Company's independent auditors, with and without representatives of management present, to review accounting and auditing matters, to review financial statements prior to their public release. They also meet annually to review the Company's risk analysis and associated audit plan. The Board of Directors appoints the independent auditors upon the recommendation of the Audit Committee. Present members of the Audit Committee are John F. Downey, Chairman, Joseph R. Julian, Claibourne D. Smith and Eugene W. Weaver. Each member of the Audit Committee is "independent" as defined in the listing standards of the Nasdaq Stock Market. The Audit Committee met ten (10) times during fiscal year 2004. The Board of Directors has determined that Mr. Weaver, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Weaver is independent as that term is used in item 7(d)(3)(iv)(A) of Schedule 14A of the Securities Act of 1934.

Personnel and Compensation Committee. The Personnel and Compensation Committee ("Personnel Committee") is comprised of directors who are independent in accordance with the listing standards of the Nasdaq Stock Market. The Personnel Committee reviews and recommends to the Board of Directors, for their approval, the compensation and benefits of the executive officers, broad guidelines for the salary and benefits administration of other officers and Associates. In addition, the Personnel Committee is responsible for the overseeing the administration of the 1986 Stock Option Plan and the 1997 Stock Option Plan (the "Stock Option Plans") and the executive incentive plans, including recommendations to the Board of Directors for awards under such plans. They will oversee the administration of the 2005 Incentive Plan, if approved by stockholders. Present members of the Personnel Committee are David E. Hollowell, Chairman, Linda C. Drake, Claibourne D. Smith, and R. Ted Weschler. The Personnel Committee met five (5) times during 2004.

Directors' Compensation. During 2004, each non-Associate director received an annual retainer of $14,000 plus 500 shares of the Company's Common Stock and a grant of 1,000 options under the 1997 Stock Option Plan. Chairpersons of board committees received an additional annual retainer as follows:

Personnel and Compensation Committee, $1,500; Audit Committee, $2,500; Corporate Governance and Nominating Committee, $2,500. Each member of a committee or subsidiary board received $550 for each meeting attended. The Lead Director receives an additional monthly fee of $1,500. Mr. Schoenhals does not receive director fees as Chairman, President and Chief Executive Officer.

During 2004, the Corporate Governance and Nominating Committee ("CGNC") undertook an extensive review and survey of director compensation benchmarked against a high performing peer group of the Company and the industry in general. After a review of the survey data and findings submitted by the CGNC, on December 16, 2004, the Board of Directors approved new director compensation for 2005. In 2005, each non-Associate director will receive an annual retainer of $15,500 plus 600 shares of the Company's Common Stock and a grant of 1,000 options under the 1997 Stock Option Plan, or the 2005 Incentive Plan if approved by stockholders. Audit Committee members will receive an additional annual retainer of $10,000. Chairpersons of board committees will receive an additional annual retainer as follows: Audit Committee, $5,000; Corporate Governance and Nominating Committee and Personnel and Compensation Committee, $3,500. Each member of a committee will receive $650 for each meeting attended. Directors do not receive meeting fees for Board meetings. The Lead Director receives an additional monthly fee of $1,500. Mr. Schoenhals will continue to receive no director fees as Chairman, President and Chief Executive Officer.

EXECUTIVE OFFICERS

Marvin N. Schoenhals, age 57, has served as President and Chief Executive Officer of the Company since November 1990 and was elected Chairman in October 1992. Mr. Schoenhals was elected to the Board of Directors of the Federal Home Loan Bank of Pittsburgh in 1997 and currently serves as its Chairman. Since 1998 he has served on the Boards of Directors of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Brandywine Advisors Fund, Inc. He serves as Chairman of the Delaware State Chamber of Commerce and is a volunteer board member of numerous community-based organizations.

Karl L. Johnston, age 56, serves as Chief Operating Officer and Chief Lending Officer. He was appointed Chief Operating Officer in 2001. Mr. Johnston joined the Bank in May 1997 as Chief Lending Officer. Mr. Johnston has over 33 years of banking experience in the Bank's local market area. Prior to joining the Bank, Mr. Johnston spent his banking career at the Delaware Trust Company where he was Executive Vice President and Commercial Banking Group executive. When Delaware Trust was merged into CoreStates Bank, he was a Senior Vice President responsible for middle market business relationships for the State of Delaware, Delaware County, Pennsylvania and northern Maryland and Virginia.

Mark A. Turner, age 41, serves as Chief Operating Officer and Corporate Secretary. He was appointed Chief Operating Officer in 2001. From 1998 to 2004 he also served as Chief Financial Officer. Mr. Turner joined the Company in 1996 as Managing Vice President and Controller. From 1994 to 1996 Mr. Turner was Vice President of Finance for the Capital Markets Division of Meridian Bank, and Vice President of Corporate Development for Meridian Bancorp, both in Reading,
Pennsylvania. Prior to that, he was a Senior Audit Manager with KPMG LLP in Philadelphia, Pennsylvania.

Stephen A. Fowle, age 39, was appointed Executive Vice President and Chief Financial Officer in January 2005. From 2000 to 2004, Mr. Fowle was Chief Financial Officer at Third Federal Savings and Loan Association of Cleveland, MHC, in Cleveland, Ohio. From 1994 to 2000, Mr. Fowle was Vice President of Corporate Finance at Robert W. Baird & Co, Incorporated in Milwaukee, Wisconsin, a regional investment banking firm.

Deborah A. Powell, age 48, has served as Executive Vice President and Director of Human Resources since May 2000. From November 1997 to May 2000, Ms Powell was Vice President of Human Resources at Huffy Service First, a national retail services company. From November 1996 to October 1997, she was Human Resources Manager of The Limited-Alliance Data System, a retail call center operation. From 1991 to 1996, she was National Practice Director of Midwest Resources, Inc., a Human Resources and Organizational Development consulting practice.

Audit Committee Report

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004;
o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and
o Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

The Audit Committee comprised of Messrs. Downey, Julian, Smith and Weaver has provided this report.

Personnel and Compensation Committee Report on Executive Compensation

Overview and Philosophy. The Personnel Committee oversees the Company's executive compensation programs. The Personnel Committee's responsibilities include reviewing and making recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and reviewing and approving the compensation paid to other executive officers of the Company (the "Named Executive Officers") listed in the "Summary Compensation Table" that follows this report. The Committee also administers stock option and incentive plans and is responsible for compliance with Rule 16b-3 of the Exchange Act. The Committee's charter is shown in Appendix B.

The objective of the compensation program is to establish levels of compensation sufficient to attract and retain highly qualified and motivated executives. The program also seeks to align the interests of the Company's executive management with those of stockholders through the use of both incentive-based compensation for achieving specific performance based criteria and stock-based compensation for building long-term stockholder value.

In setting the compensation levels of senior executives of the Company, the Committee evaluates many different sources of information. These include, but are not limited to, the experience level of the executive; the executive's performance in the current as well as prior years; an assessment of the executive's potential for future development; and the executive's immediate level of responsibility. In addition, the Committee regularly monitors the compensation program of similar sized institutions that are generally high performing in nature. This peer group consists of public companies in the $1 to $3 billion size category that are usually in the upper quartile of performance with respect to return on equity, return on assets, and growth in earnings per share. Approximately every three to four years, the Committee retains an outside consultant to review the Company's total compensation program. The Committee retained such a consultant during 2004 and previously had retained a consultant in February 2002.

The Consultant's study compared the WSFS compensation levels for eight senior positions to similar positions at high performing institutions over a three-year period, ending with 2003. The conclusion of the Consultant's study is that the compensation practices of WSFS, for the eight senior positions, are competitive. While there were minor deviations, total compensation for each position approximated the fiftieth percentile of the high performing peer group comparison. The Consultant did recommend that WSFS consider enhancing the long-term incentive component of its Executive Compensation Program. After careful consideration, the Committee concluded that the total compensation program was functioning appropriately and consequently made no changes in the long-term incentive component of executive compensation.

Compensation Program Elements. The Company's executive compensation program consists of base salaries, a short-term cash incentive plan, a stock option plan and miscellaneous other fringe benefits.

      Base Salary. Base salary levels are determined by the Personnel Committee with reference to corporate and individual performance in relation to strategic goals established each year, competitive market trends and special circumstances particular to the Company's staffing needs. As discussed above, the Personnel Committee evaluates many different sources of information to determine appropriate levels of base salaries for its executives.

      Short-Term Incentive Plan. The Board of Directors approved a Management Incentive Program (MIP) designed to reward the accomplishment of specific corporate and individual performance criteria. For 2004, the corporate performance criteria were: return on assets, return on equity and growth in earnings per share. Plan participants include members of management from certain vice presidents to the Chief Executive Officer. Each year the Personnel Committee establishes a bonus pool based on the level and quality of the Company's earnings as compared to its plan.

      Individual awards are earned for successfully attaining objectives based on the three criteria above, and in completion of specific individual performance criteria. Total awards earned under the MIP during 2004 were approximately $1.5 million and were paid in cash during 2005.

      In addition to the awards program described above, certain subsidiaries of the Corporation employ incentive programs that provide bonus opportunities to its executives based on the performance of their respective subsidiaries.

      Stock Options. As a performance incentive, to encourage ownership of Common Stock and to further align the interests of management and stockholders, the Personnel Committee issues stock options under the 1997 Stock Option Plan. Under that Plan, the Personnel Committee issued 87,495 stock options in 2004. The Personnel Committee periodically reviews and awards stock options to management based on factors it deems important; however, the Personnel Committee is not required to issue awards on an annual basis.

Compensation of the Chief Executive Officer. For fiscal year 2004, Mr. Schoenhals earned $397,708 in base salary. Mr. Schoenhals earned $400,000 in bonus for fiscal year 2004 under the MIP that was paid after the end of the fiscal year. This bonus reflects the Company's achievement of specific financial goals for the 2004 fiscal year as well as the Personnel Committee's assessment of Mr. Schoenhals' contribution to the achievement of those goals. Factors considered by the Personnel Committee in assessing Mr. Schoenhals' contribution included his leadership role in formulating and executing the Company's business strategy. In addition to the foregoing cash compensation, Mr. Schoenhals was awarded options to purchase 9,500 shares of Common Stock under the 1997 Stock Option Plan representing 10.9% of the regular options granted to all Associates during the year.

Compensation of Special Advisor to Management. On August 23, 2004, Calvert A. Morgan, Jr. was elected a Director of WSFS Financial Corporation and also serves in a consulting capacity as a Special Advisor to Management. In his role as a Special Advisor to Management, Mr. Morgan performs such duties as requested by the Board of Directors and the Chairman to assist in improving the performance of WSFS Financial Corporation. In addition to his Director fees, Mr. Morgan will receive an annual base consulting fee of $100,000, with the opportunity to earn a supplemental payment ranging from 0% to 100% of the base fee, with the amount to be determined at the discretion of the Chairman, based on the overall results of WSFS for the year, loan and deposit growth, and the Chairman's subjective assessment of Mr. Morgan's overall contribution to those results. Additionally, Mr. Morgan is provided with other benefits including stock option awards (5,000 options were awarded during 2004). As part of the terms of his consulting engagement with the Company, Mr. Morgan is also entitled to a separation payment of up to $110,000, based on the length of the term of his engagement.

During 2004, Mr. Morgan was deemed "independent" as defined in the listing standards of the National Association of Securities Dealers. However in 2005, Mr. Morgan will not be considered an independent director of the Company under those listing standards. The Board of Directors weighed the benefits of retaining Mr. Morgan and determined that his extraordinary industry background, market knowledge, customer relationships and community involvement would be invaluable to both the Board of Directors and management. Mr. Morgan was formerly Chairman, President and CEO of PNC Bank, Delaware and has 35 years experience in the banking industry in Delaware.

Compensation Committee Interlocks and Insider Participation. The Company had no "interlocking" relationships existing on or after December 31, 2004 in which (i) any executive officer is a member of the Board of Directors of another financial institution, one of whose executive officers is a member of the Company's Board of directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors. See "Business Relationships and Related Transactions" for information regarding other relationships such persons may have with the Company.

Present members of the Personnel Committee are David E. Hollowell, Chairman, Linda C. Drake, Claibourne D. Smith and R. Ted Weschler, each of whom are directors of the Company.

COMPARATIVE STOCK PERFORMANCE GRAPH

The graph and table which follow show the cumulative total return on the Common Stock of the Company over the last five years compared with the cumulative total return of the Dow Jones Total Market Index and the Nasdaq Bank Index over the same period as obtained from Bloomberg L.P. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1999, assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph and table were prepared assuming that $100 was invested on December 31, 1999 in the Common Stock of the Company and in each of the indexes. There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.


                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1999 through December 31, 2004

                               [GRAPHIC OMITTED]


                                             Cumulative Total Return
                               -------------------------------------------------
                                 1999    2000     2001    2002     2003    2004
                               -------------------------------------------------

WSFS Financial Corporation       $100     $97     $140    $268     $366    $492
Dow Jones Total Market Index      100      90       78      60       77      85
Nasdaq Bank Index                 100     117      131     141      187     212

                           SUMMARY COMPENSATION TABLE

The following table sets forth compensation for the years ended December 31, 2004, 2003 and 2002 for the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus earned in 2004 exceeded $100,000 (herein referred to as "Named Executive Officers").


                                                                   Long Term
                                                                  Compensation
                                                                     Awards
                                                                   Securities
Name and                                                           Underlying        All Other
Principal Position                  Year   Salary      Bonus (1)  Options (2)   Compensation (3)
------------------                  ----   ------      ---------  -----------   ----------------

Marvin N. Schoenhals                2004   $ 397,708  $400,000       9,500           $18,350
Chairman of the Board,              2003     384,375   536,250      12,650            18,000
President and Chief                 2002     366,250   674,400      16,800            15,614
Executive Officer

Karl L. Johnston                    2004     217,667   200,000       5,750            18,350
Chief Operating Officer             2003     205,000   198,000       5,350            18,000
and Chief Lending Officer           2002     198,333   255,400      20,100            15,614

Mark A. Turner (4)                  2004     217,667   180,000       5,950            18,350
Chief Operating Officer and         2003     205,000   270,000       7,700            18,000
Secretary                           2002     198,333   334,400      22,900            14,741

Stephen A. Fowle (4)                2004           -         -           -                 -
Executive Vice President and        2003           -         -           -                 -
Chief Financial Officer             2002           -         -           -                 -

Deborah A. Powell                   2004     150,500    94,000       2,000            18,290
Executive Vice President,           2003     147,500    90,000       1,750            18,658
Director, Human Resources           2002     144,167    66,700       4,300            15,261


(1) For 2002 and 2003, includes special bonuses paid resulting from the extraordinary performance of the Company in each of those years. For each fiscal year, includes bonuses not paid until the following fiscal year under the Company's Management Incentive Program.
(2)  Represents  stock options  granted  under the  Company's  1997 Stock Option
     Plan.
(3) Represents contributions made by the Company to the individual's account in the Company's 401(k) Plan.
(4) In January 2005, Mr. Fowle was appointed Chief Financial Officer, which were duties performed by Mr. Turner during 2004 and prior periods. Mr. Turner was appointed Chief Operating Officer in 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning the grant of stock options under the Company's 1997 Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers during 2004.

                                                                                   Potential Realizable
                          Number of        % of Total                               Value at Assumed
                         Securities          Options                              Annual Rates of Stock
                         Underlying        Granted to                               Price Appreciation
                           Options        Associates in  Exercise    Expiration    for Option Term (3)
Name                     Granted (1)       Fiscal Year   Price (2)      Date          5%          10%
----                     -----------       -----------   ---------   -----------  ----------   ----------

Marvin N. Schoenhals         9,500            10.9         $58.75    12/16/2014    $ 353,490    $ 893,470

Karl L. Johnston             5,750             6.6          58.75    12/16/2014      213,955      540,784

Mark A. Turner               5,950             6.8          58.75    12/16/2014      221,396      559,594

Stephen A. Fowle                 -               -              -             -            -            -

Deborah A. Powell            2,000             2.3          58.75    12/16/2014       74,419      188,099



(1) Options vest and become exercisable at the rate of 20% per year beginning one year from grant date, and expire ten years from the grant date. To the extent not already exercisable, the options generally become immediately exercisable in the event of a change in control of the Company, generally defined as the acquisition of beneficial ownership of 25% or more of the Company's voting securities by any person or group of persons. The Company has previously adopted a program permitting the award of a reload option that allows for the additional grant of options under certain circumstances. If the grantee uses cash to exercise options within one year of the options becoming vested, the optionee may, within the discretion of the Stock Option Committee, receive an equivalent number of additional options (at the then current market price). The original shares received upon exercise must be held for two years from the date of receipt for the reload options to vest. The reload options also vest in 20% annual increments. Reload options will not be granted if no shares are available for issuance under the 1997 Stock Option Plan or the 2005 Incentive Plan, if approved by stockholders.

(2) In each case, the exercise or base price was no lower than the fair market value of the Common Stock on the date of grant.

(3) The potential realizable dollar value of a grant consists of the product of: (a) the difference between (i) the product of the per share market price at the time of grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end.

                   OPTION EXERCISES AND YEAR-END OPTION VALUE

The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other Named Executive Officers during the last fiscal year, as well as the value of such options held by such persons at the end of the fiscal year.

                                                                                      Value of Securities
                                                         Number of Securities       Underlying Unexercised
                                                        Underlying Unexercised       In-the Money Options
                           Shares                     Options at Fiscal Year End     at Fiscal Year End (1)
                          Acquired         Value     ----------------------------  ---------------------------
Name                     at Exercise     Realized    Exercisable    Unexercisable  Exercisable   Unexercisable
----                     -----------     --------    -----------    -------------  -----------   -------------

Marvin N. Schoenhals        48,743     $ 1,854,501       183,711       72,740       $8,138,016        $2,413,872
Karl L. Johnston            31,551       1,091,383        52,259       42,990        2,284,222         1,461,630
Mark A. Turner                  -              -         106,200       45,450        4,778,441         1,484,683
Stephen A. Fowle              -                -           -                -                -                 -
Deborah A. Powell            9,200         370,174        10,950       13,880          461,154           463,547

(1) Based on the closing price of $60.00 per share as reported for the Common Stock on the Nasdaq National Market on December 31, 2004 less the exercise price. Options are considered in-the-money if the market value of the underlying securities exceeds their exercise prices.

                                SEVERANCE POLICY

WSFS has a severance policy that provides benefits to its Chief Operating Officers and Executive Vice Presidents (collectively, the "Executives"). The policy provides for payments in the event of being released without cause or following a change of control.

Release without cause - In the event an Executive is released without cause, a minimum of six months severance and one year of professional level outplacement will be offered. If the former Executive does not find new employment within six months after termination, severance pay would continue for another six months, or until the former Executive found employment, whichever occurs first. If the former Executive finds another job at a lower rate of pay than previously received at WSFS, then WSFS would make up the difference until the second six-month period ends. Health benefits would continue at the Associate rate through the severance period.

Change in control - Benefits would be paid to an Executive released without cause within one year of change in control or if offered a position that is not within 35 miles of their current work-site and at their current WSFS salary and bonus opportunity. The Executive would receive 24 months base salary severance offset by the value arising from the acceleration of stock option vesting triggered by the change in control. The value of the accelerated vesting would account for no more than 12 months of the 24-month minimum commitment. Twelve months of executive level outplacement will be offered and health benefits would continue at the Associate rate through the 24-month period.

In the event an Executive decides to leave WSFS after being offered the same salary and bonus opportunity and the position is within 35 miles of their work location, then the value of the severance benefit will equal at least 12 months base pay. If the value of the accelerated vesting of stock options is less than 12 months of base pay, then severance pay will be added to the value of the accelerated options to equal 12 months of base pay. No additional severance will be paid if the value of accelerated options is greater than, or equal to, 12 months of base pay. Six months of professional level outplacement will be offered and health benefits would continue at the Associate rate through the 12-month period.

Based on salary levels at December 31, 2004 (and at January 1, 2005 in the case of Mr. Fowle), the maximum benefit that would be received by each Executive under the WSFS severance policy, exclusive of health benefit and executive outplacement costs, would be as follows: Mr. Johnston $440,000, Mr. Turner $440,000, Mr. Fowle $360,000 and Ms Powell $302,000.


                 BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

During 2004 Thomas P. Preston was a partner with the law firm of Blank Rome, LLP. The law firm represented the Company and its affiliates in certain matters during fiscal year 2004. The Company expects Mr. Preston to continue such representation in fiscal year 2005.

Certain directors and executive officers of the Company and their associates were customers of, and had transactions with, the Company and the Bank in the ordinary course of business during fiscal year 2004. Similar transactions may be expected to take place with the Company and the Bank in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, nor did such loans present other unfavorable features to the Company. Loans and commitments to directors and executive officers of the Company by the Bank are subject to limitations and restrictions under Federal banking laws and regulations with which the Bank believes it has complied in all material respects.

PROPOSAL 2 -

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company, upon recommendation of the Audit Committee, has re-appointed, subject to stockholder ratification, KPMG LLP, as independent auditors of the Company for the year ending December 31, 2005. KPMG LLP has served as the Company's independent auditors since 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Principal Accounting Firm Fees

Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's quarterly reports on Form 10Q for the fiscal years ended December 31, 2004 and 2003 were $648,000 and $233,000, respectively. Of the amount paid in 2004, $400,000 were costs associated with the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees. The aggregate fees billed by KPMG LLP for assurance and related services primarily related to the audit of the financial statements, the review of the quarterly financial statements and due diligence activities on proposed transaction for the years ended December 31, 2004 and 2003 were $16,000 and $55,000, respectively.

Tax Fees. The aggregate fees billed by KPMG LLP for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2004 and 2003 were $90,000 and $50,000, respectively.

All Other Fees. The aggregate fees billed by KPMG LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2004 and 2003, were $0 and $11,000, respectively.

The Audit Committee has determined that the non-audit services performed by its principal accountants during 2004 were compatible with maintaining the principal accountants' independence.

It is the Audit Committee's policy to approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. Under certain circumstances, management is authorized to spend up to 5% of the total audit fees as approved by the Audit committee in the Engagement Letter without obtaining any additional approval. These additional fees are reported to the Audit Committee on a timely basis. Additional audit fees ranging from 5% to 10% of the total audit fees as approved by the Audit Committee in the Engagement Letter require the approval of the Chairman of the Audit Committee prior to the engagement. These additional fees are reported to the other Committee members on a timely basis. Additional audit fees which exceed 10% of the total audit fees as approved by the Audit Committee in the Engagement Letter require the approval of the full Audit Committee prior to the engagement.

No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002. All of the services listed above for 2004 were approved by the Audit Committee prior to the service being rendered.

KPMG LLP has advised the Company that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

           The Board of Directors Recommends Voting "FOR" Proposal 2.

PROPOSAL 3-

APPROVAL OF THE WSFS FINANCIAL CORPORATION 2005 INCENTIVE PLAN

On February 23, 2005, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the WSFS Financial Corporation 2005 Incentive Plan. The plan will become effective as of the date it is approved by the stockholders.

The Company maintains the WSFS Financial Corporation 1986 Stock Option Plan (the "1986 Plan") and the 1997 Stock Option Plan (the "1997 Plan") under which stock options with respect to an aggregate of 854,493 shares of the Company's common stock were outstanding and 370,170 stock options remained available for award as of March 8, 2005. If the stockholders approve the 2005 Incentive Plan, all future equity grants to the Company's Associates, officers and directors will be made from the 2005 Incentive Plan, and the Company will not grant any awards under the 1997 Plan. No future awards may be granted under the 1986 Plan. However, the Company reserves the right to pay discretionary bonuses, or other types of compensation, outside of the 2005 Incentive Plan.

As of March 8, 2005, approximately 81 of the Company's Associates, officers and directors would be eligible to participate in the 2005 Incentive Plan.

A summary of the 2005 Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the plan, which is attached to this Proxy Statement as Appendix A.

Summary of the Plan

Purpose. The purpose of the plan is to promote the Company's success by linking the personal interests of its Associates, officers and directors more closely to those of the Company's stockholders, and by providing participants with an additional incentive for outstanding performance.

Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

o options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code");

o stock appreciation rights, which give the holder the right to receive the difference between the fair market value per share of common stock on the date of exercise over the grant price;

o performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

o restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Personnel and Compensation Committee;

o restricted stock units, which represent the right to received shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

o deferred stock units, which represent the vested right to received shares of common stock (or an equivalent value in cash or other property) in the future;

o dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying an award;

o    other   stock-based   awards  in  the   discretion  of  the  Personnel  and
     Compensation Committee, including unrestricted stock grants; and

o    purely cash-based awards.

Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the plan is 400,000, but each share issued under the plan pursuant to an award other than an option or stock appreciation right shall reduce the number of available shares under the plan by four shares.

Limitations on Awards. The maximum number of shares of common stock that may be covered by options and stock appreciation rights granted under the plan to any one person during any one calendar year is 50,000. The maximum number of shares of common stock that may be granted under the plan in the form of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the plan to any one person during any one calendar year is 50,000. The aggregate dollar value of any performance-based cash award that may be paid to any one participant during any one calendar year under the plan is $2,000,000. The aggregate maximum fair market value (measured as of the grant date) of any other awards that may be granted to any one person (less any consideration paid by the person for such award) during any one calendar year under the plan is $2,000,000.

Administration. The plan will be administered by the Personnel and Compensation Committee. The Personnel and Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the Personnel and Compensation Committee under the plan.

Performance Goals. All options and stock appreciation rights granted under the plan will be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Personnel and Compensation Committee may designate any other award granted under the plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Personnel and Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the company or an affiliate:

o    Revenue
o    Sales
o Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
o Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
o    Earnings per share growth
o    Net  income  (before  or after  taxes,  operating  income  or other  income measures)
o    Cash (cash flow, cash generation or other cash measures)
o    Stock price or performance
o    Total  stockholder   return  (stock  price   appreciation  plus  reinvested
     dividends divided by beginning share price)
o Return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);
o    Market share
o    Improvements in capital structure
o Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

o    Business expansion or consolidation (acquisitions and divestitures)
o    Internal rate of return or increase in net present value
o    Working capital targets relating to inventory and/or accounts receivable
o Planning accuracy (as measured by comparing planned results to actual results)

The Personnel and Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Personnel and Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Personnel and Compensation Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Personnel and Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant's service terminates by reason of death, disability or retirement, all of such participant's outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and the target payout opportunities attainable under all outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the "target" level and there will be a pro rata payout to the participant or his or her estate within 30 days after date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. If a participant is terminated without cause or resigns for good reason (as such terms are defined in the plan) within two years after a change in control of the Company, all of such participant's outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. Except as otherwise provided in an award certificate, upon the occurrence of a change in control, the target payout opportunities attainable under all outstanding performance-based awards will be deemed to have been fully earned as of the effective date of the change in control and there shall be pro rata payout to participants within 30 days after the effective date of the change in control based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period that has elapsed prior to the change in control. In addition, subject to limitations applicable to certain qualified performance-based awards, the Personnel and Compensation Committee may accelerate awards for any other reason in its discretion. The Personnel and Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Personnel and Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors or the Personnel and Compensation Committee may, at any time and from time to time, terminate or amend the plan, but if an amendment to the plan would materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, materially extend the term of the plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Personnel and Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant.

The Personnel and Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As indicated above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company's stockholders. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company's stockholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalent Rights. To the extent that a participant shall be granted dividend equivalent rights with respect to an award, upon receipt of taxable compensation attributable to dividends paid on the common stock represented by such award, the participant shall recognize taxable compensation equal to the compensation received. The Company shall recognize a corresponding tax deduction attributable to such taxable compensation.

Code Section 409A. It is intended that options, stock appreciation rights, restricted stock awards and stock unit awards granted under the plan will be exempt from the application of Code Section 409A. If any award is structured in a way that would cause Code Section 409A to apply and if the requirements of 409A are not met, the taxable events as described above could apply earlier than described above and could result in the imposition of additional taxes and penalties.

Benefits to Named Executive Officers and Others

The Personnel and Compensation Committee has approved the grant under the plan of 6,500 restricted stock units to three non-officer Associates of the Company. If the stockholders approve the plan at the Annual Meeting, these awards will be settled in stock. If the stockholders do not approve the plan at the Annual Meeting, these awards will be settled in cash and no further awards will be granted under the plan. Any future awards will be made at the discretion of the Personnel and Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the plan in the future.

                                                     2005 Incentive Plan
                                               Restricted Stock Unit Awards(1)
                                               -------------------------------
                                               Dollar Value     Target Award (#
Name and Position                                of Awards            Units)
-----------------                                ---------            ------


  Marvin N. Schoenhals                              -                  -
        President and
        Chief Executive Officer

  Karl L. Johnston                                  -                  -
        Chief Operating Officer and
        Chief Lending Officer

  Mark A. Turner                                    -                  -
        Chief Operating Officer and
        Secretary

  Stephen A. Fowle                                  -                  -
        Executive Vice President and
        Chief Financial Officer

  Deborah A. Powell                                 -                  -
        Executive Vice President and
        Director, Human Resources

  All Executive Officers as a Group                 -                  -

  All Non-Executive Directors as a Group            -                  -

  All Non-Executive Officer Associates as      $382,200 (2)          6,500
  a Group

(1) The restricted stock units will vest and convert to shares of common stock as to 25% of the units on July 1, 2007 and July 1, 2008 and the remaining 50% on July 1, 2009, provided that the holder is then still employed with the Company or an affiliate. If and when dividends or distributions are paid with respect to the Company's common stock while the units are outstanding, the dollar amount or fair market value of such dividends or distributions will be converted into additional units in the grantee's name, which will be subject to the same transfer restrictions and conversion provisions as apply to the original stock units.

(2) The dollar value of the restricted stock units is dependent on the fair market value of the underlying shares. As of March 8, 2005, the fair market value of the shares was $370,825, based on the closing price of the Company's common stock on that day.

Set forth below is information as of December 31, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                                                Equity Compensation Plan Information
                                         (a)                     (b)                    (c)
                                                                                  Number of securities
                                  Number of Securities     Weighted-Average      remaining available for
                                    to be issued upon      exercise price of      future issuance under
                                 exercise of outstanding     outstanding        equity compensation plans
                                       Options and            Options and        (excluding securities
                                  Phantom Stock Awards   Phantom Stock Awards    reflected in column (a)
                                  --------------------   --------------------    -----------------------
Equity compensation plans
  approved by stockholders (1)          873,360                $ 23.48                    373,860

Equity compensation plans
  not approved by stockholders              n/a                    n/a                        n/a
                                        -------                -------                    -------
    TOTAL                               873,360                $ 23.48                    373,860
                                        =======                =======                    =======

(1) Plans approved by stockholders include the 1986 Stock Option Plan and the 1997 Stock Option Plan, as amended.


 The Board has approved and declared the advisability of the 2005 Incentive Plan and believes that it is fair to, and in the best interest of the Company and its stockholders. The Board recommends that stockholders vote "FOR" Proposal 3.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports with the SEC detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2004 the Reporting Persons, with the exception of one untimely filing, each, on Form 4 by Mr. Johnston, Mr. Klima and Dr. Smith, have complied with such reporting requirements.


                        ADVANCE NOTICE OF CERTAIN MATTERS
                      TO BE CONSIDERED AT AN ANNUAL MEETING

The bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than sixty nor more than ninety days prior to the anniversary date of the mailing date of the Company's proxy statement for the immediately preceding Annual Meeting. The notice must include the stockholder's name and address as they appear on the records of the Company, number of shares beneficially owned by the stockholder, a brief description of the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must also be provided.


                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

It is anticipated that the proxy statement and form of proxy for the 2006 Annual Meeting of Stockholders will be mailed during March of 2006. Stockholder proposals intended to be presented at the 2006 annual meeting of stockholders of WSFS Financial Corporation must be received by November 28, 2005, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting and should be addressed to the Secretary at the Company's principal office.


                             ADDITIONAL INFORMATION

No matters other than those set forth in the Notice of Meeting accompanying this Proxy Statement are expected to be presented to stockholders for action at the Annual Meeting other than matters incident to the conduct of the Annual Meeting. However, if other matters are presented which are proper subjects for action by stockholders, and which may properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with the determination of a majority of the Board of Directors upon such matters.

                                  MISCELLANEOUS

The expenses of the solicitation of the proxies, including the cost of preparing and distributing the Company's proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy materials, solicitation may be made in person or by telephone, telegraph or other modes of electronic communication by the Company. The Company's directors and management will receive no compensation for their proxy solicitation services other than their regular salaries and overtime, if applicable, but may be reimbursed for out-of-pocket expenses.



             ANNUAL REPORT, FINANCIAL STATEMENTS AND CODE OF ETHICS

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004, including financial statements prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not part of the Company's proxy materials. A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004 (without exhibits) as filed with the SEC will be furnished without charge to stockholders as of the Record Date upon written request to: Investor Relations Department, WSFS Financial Corporation, 838 Market Street, Wilmington, Delaware, 19801.

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A free copy of the Code of Ethics may be obtained upon request by writing to: Investor Relations Department, WSFS Financial Corporation, 838 Market Street, Wilmington, Delaware 19801.

                                                                      APPENDIX A


               -------------------------------------------------


                           WSFS FINANCIAL CORPORATION
                               2005 INCENTIVE PLAN


               -------------------------------------------------

                           WSFS FINANCIAL CORPORATION
                               2005 Incentive PLAN

                                Table of Contents


ARTICLE 1  PURPOSE...........................................................A1

         1.1      General....................................................A1

ARTICLE 2  DEFINITIONS.......................................................A1

         2.1      Definitions................................................A1

ARTICLE 3  EFFECTIVE TERM OF PLAN............................................A6

         3.1      Effective Date.............................................A6

         3.2      Termination of Plan........................................A6

ARTICLE 4  ADMINISTRATION....................................................A6

         4.1      Committee..................................................A6

         4.2      Actions and Interpretations by the Committee...............A6

         4.3      Authority of Committee.....................................A6

         4.4      Award Certificates.........................................A7

ARTICLE 5  SHARES SUBJECT TO THE PLAN........................................A7

         5.1      Number of Shares...........................................A7

         5.2      Share Counting.............................................A7

         5.3      Stock Distributed..........................................A7

         5.4      Limitation on Awards.......................................A8

ARTICLE 6  ELIGIBILITY.......................................................A8

         6.1      General....................................................A8

ARTICLE 7  STOCK OPTIONS.....................................................A8

         7.1      General....................................................A8

         7.2      Incentive Stock Options....................................A8

ARTICLE 8  STOCK APPRECIATION RIGHTS.........................................A9

         8.1      Grant of Stock Appreciation Rights.........................A9

ARTICLE 9  PERFORMANCE AWARDS................................................A10

         9.1      Grant of Performance Awards................................A10

         9.2      Performance Goals..........................................A10

         9.3      Right to Payment...........................................A10

         9.4      Other Terms................................................A10

ARTICLE 10  RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS................A10

         10.1     Grant of Restricted Stock and Restricted Stock Units.......A10

         10.2     Issuance and Restrictions..................................A10

         10.3     Forfeiture.................................................A11

         10.4     Delivery of Restricted Stock...............................A11

ARTICLE 11  DEFERRED STOCK UNITS.............................................A11

         11.1     Grant of Deferred Stock Units..............................A11

ARTICLE 12  DIVIDEND EQUIVALENTS.............................................A11

         12.1     Grant of Dividend Equivalents..............................A11

ARTICLE 13  STOCK OR OTHER STOCK-BASED AWARDS................................A11

         13.1     Grant of Stock or Other Stock-Based Awards.................A11

ARTICLE 14  PROVISIONS APPLICABLE TO AWARDS..................................A12

         14.1     Stand-Alone and Tandem Awards..............................A12

         14.2     Term of Awards.............................................A12

         14.3     Form of Payment of Awards..................................A12

         14.4     Limits on Transfer.........................................A12

         14.5     Beneficiaries..............................................A12

         14.6     Stock Certificates.........................................A12

         14.7     Acceleration upon Death or Disability......................A12

         14.8     Acceleration upon Retirement...............................A13

         14.9     Acceleration upon a Change in Control......................A13

         14.10    Acceleration for Any Other Reason..........................A13

         14.11    Effect of Acceleration.....................................A13

         14.12    Qualified Performance-Based Awards.........................A14

         14.13    Termination of Employment..................................A15

         14.14    Deferral...................................................A15

         14.15    Forfeiture Events..........................................A15

ARTICLE 15  CHANGES IN CAPITAL STRUCTURE.....................................A15

         15.1     General....................................................A15

ARTICLE 16  AMENDMENT, MODIFICATION AND TERMINATION..........................A16

         16.1     Amendment, Modification and Termination....................A16

         16.2     Awards Previously Granted..................................A16

ARTICLE 17  GENERAL PROVISIONS...............................................A17

         17.1     No Rights to Awards; Non-Uniform Determinations............A17

         17.2     No Stockholder Rights......................................A17

         17.3     Withholding................................................A17

         17.4     No Right to Continued Service..............................A17

         17.5     Unfunded Status of Awards..................................A17

         17.6     Relationship to Other Benefits.............................A17

         17.7     Expenses...................................................A17

         17.8     Titles and Headings........................................A17

         17.9     Gender and Number..........................................A17

         17.10    Fractional Shares..........................................A17

         17.11    Government and Other Regulations...........................A17

         17.12    Governing Law..............................................A18

         17.13    Additional Provisions......................................A18

         17.14    No Limitations on Rights of Company........................A18

         17.15    Indemnification............................................A18

                           WSFS FINANCIAL CORPORATION
                               2005 INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

         1.1 GENERAL. The purpose of the WSFS Financial Corporation 2005 Incentive Plan (the "Plan") is to promote the success, and enhance the value, of WSFS Financial Corporation (the "Company"), by linking the personal interests of Associates, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Associates, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected Associates, officers and directors of the Company and its Affiliates.

                                    ARTICLE 2
                                   DEFINITIONS

         2.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee. The term Affiliate shall include the Bank.

                  (b) "Associate" means any person employed by the Company, the Bank or an Affiliate.

                  (c) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                  (d) "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

                  (e) "Bank" means Wilmington Savings Fund Society, Federal Savings Bank.

                  (f) "Board" means the Board of Directors of the Company.

                  (g) "Cause" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" shall mean any of the following acts by the Participant, as determined by the Board: personal dishonesty, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined by the Board to be detrimental to the Company.


                                      -A1-

                  (h) "Change in Control" means and includes the occurrence of any one of the following events:

                           (i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

                           (ii) any  person  becomes a  "beneficial  owner"  (as
                  defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of either (A) 25% or more of the then-outstanding shares of common stock of the Company ("Company Common Stock") or (B) securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

                           (iii) the consummation of a  reorganization,  merger,
                  consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation (an "Acquisition"), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such
                  Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, the "Surviving Corporation") in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 25% or more of the total common stock or 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

                           (iv) approval by the stockholders of the Company of a
                  complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Change of Control shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

                                      -A2-

                  (j) "Committee"  means the committee of the Board described in
         Article 4.

                  (k) "Company" means WSFS Financial Corporation, a Delaware corporation or any successor corporation.

                  (l) "Continuous Status as a Participant" means the absence of any interruption or termination of service as an Associate, officer or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option,
         "Continuous Status as a Participant" means the absence of any interruption or termination of service as a common law employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Outside Director's performance of services in an emeritus or advisory capacity. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Continuous Status as a Participant shall mean the absence of any "separation from service" or similar concept as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

                  (m) "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

                  (n)  "Disability"  or  "Disabled"  has  the  same  meaning  as provided in the long-term  disability plan or policy  maintained by the
         Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of the Participant or if the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a
         Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

                  (o)  "Deferred   Stock  Unit"  means  a  right  granted  to  a
         Participant under Article 11.

                  (p)  "Dividend   Equivalent"   means  a  right  granted  to  a
         Participant under Article 12.

                  (q)  "Effective  Date" has the meaning  assigned  such term in
         Section 3.1.

                  (r) "Eligible Participant" means an Associate, officer or director of the Company or any Affiliate.

                  (s) "Exchange" means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

                  (t) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the average of the high and low sales prices on such exchange or over such system on such date or, in the absence of reported sales on such date, the average of the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and asked prices as quoted by Nasdaq for such trading date, or, in the absence of bid and asked prices on such date, then on the next prior business day on which there was a bid and asked price; provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (u) "Full Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock.

                                      -A3-

                  (v) "Good Reason" has the meaning assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Good Reason" shall mean any of the following acts by the Company or an Affiliate, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant's position, authority, duties or responsibilities as in effect immediately prior to a Change in Control, (ii) a reduction by the Company or an Affiliate in the Participant's base salary, (iii) the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to a Change in Control, or (iv) the continuing material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate after the expiration of any applicable period for cure.

                  (w) "Grant Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

                  (x) "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

                  (y) "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

                  (z)  "Option"  means a right  granted to a  Participant  under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                  (aa) "Other Stock-Based Award" means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                  (bb) "Outside Director" means a director of the Company who is not an Associate of the Company or an Affiliate.

                  (cc) "Parent" means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

                  (dd) "Participant" means a person who, as an Associate, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

                  (ee) "Performance Award" means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

                  (ff) "Performance-Based Cash Award" means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

                  (gg) "Performance Share" means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

                                      -A4-

                  (hh) "Performance Unit" means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

                  (ii) "Person" means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

                  (jj)  "Plan"  means  the  WSFS  Financial   Corporation   2005
         Incentive Plan, as amended from time to time.

                  (kk) "Qualified Performance-Based Award" means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.12, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

                  (ll) "Qualified Business Criteria" means one or more of the Business Criteria listed in Section 14.12(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

                  (mm) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                  (nn) "Restricted Stock Unit Award" means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

                  (oo) "Retirement" in the case of an Associate Participant, means the Participant's termination of employment with the Company or an Affiliate with the Committee's approval after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment. "Retirement" in the case of an Outside Director means retirement of the director in accordance with the provisions of the Company's bylaws as in effect from time to time or the failure to be re-elected or re-nominated as a director.

                  (pp) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

                  (qq) "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

                  (rr) "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

                  (ss) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (tt) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

                  (uu) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (vv) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.


                                      -A5-

                                    ARTICLE 3
                             EFFECTIVE TERM OF PLAN

         3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the stockholders of the Company (the "Effective Date").

         3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

                                    ARTICLE 4
                                 ADMINISTRATION

         4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m)) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

         4.2.  ACTION AND  INTERPRETATIONS  BY THE  COMMITTEE.  For  purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other Associate of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

                  (a) Grant Awards;

                  (b) Designate Participants;

                  (c) Determine the type or types of Awards to be granted to each Participant;

                  (d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

                  (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f)  Determine  whether,   to  what  extent,  and  under  what
         circumstances  an Award may be settled in, or


                                      -A6-
         the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i)  Establish,   adopt  or  revise  any  rules,  regulations,
         guidelines or procedures, as it may deem necessary or advisable to administer the Plan;

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

                  (k) Amend the Plan or any Award Certificate as provided herein; and

                  (l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

         Notwithstanding the foregoing, grants of Awards to Outside Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Outside Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Outside Directors.

         Notwithstanding the above, the Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate Associates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Associates; except that such delegation of duties and responsibilities to officers of the Company may not be made with respect to grants of Awards to Eligible
Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

         4.4.  AWARD  CERTIFICATES.  Each Award shall be  evidenced  by an Award
Certificate.   Each  Award  Certificate  shall  include  such  provisions,   not
inconsistent with the Plan, as may be specified by the Committee.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 400,000; provided, however, that each Share issued under the Plan pursuant to a Full Value Award shall reduce the number of available Shares by four (4) shares.

         5.2. SHARE COUNTING.

                  (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

                  (b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.


         5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

                                      -A7-

         5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 50,000. The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards granted in any one calendar year to any one Participant shall be 50,000 Shares. The aggregate dollar value of any Performance-Based Cash Award that may be paid to any one Participant during any one calendar year under the Plan shall be $2,000,000. The aggregate maximum fair market value (measured as of the Grant Date) of any other Awards that may be granted to any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $2,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

         6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are common law employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

                                    ARTICLE 7
                                  STOCK OPTIONS

         7.1.  GENERAL.   The  Committee  is  authorized  to  grant  Options  to
Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, but shall not be less than the Fair Market Value as of the Grant Date.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles as a result of the exercise of the Option.

                  (d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

         7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) LAPSE OF OPTION. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

                           (1) The expiration date set forth in the Award Certificate.

                                      -A8-

                           (2) The tenth anniversary of the Grant Date.

                           (3)   Three   months   after   termination   of   the
                  Participant's Continuous Status as a Participant for any reason other than the Participant's Disability or death.

                           (4) One year after the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

                           (5) One year after the termination of the Participant's death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of employment. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 14.5.

                  (b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (c) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

                  (d) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was adopted by the Board, or the termination of the Plan, if earlier.

                  (e) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (f)  ELIGIBLE  GRANTEES.   The  Committee  may  not  grant  an
         Incentive Stock Option to a person who is not at the Grant Date a common law employee of the Company or a Parent or Subsidiary.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

         8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

                  (a)  RIGHT  TO   PAYMENT.   Upon  the   exercise  of  a  Stock
         Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                          (1) The Fair Market  Value of one Share on the date of
                 exercise; over

                          (2) The grant price of the Stock Appreciation Right as
                 determined by the Committee, which shall not be less than the Fair Market Value on the Grant Date.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

                                      -A9-

                                    ARTICLE 9
                               PERFORMANCE AWARDS

         9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

         9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

         9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

         9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

                                   ARTICLE 10
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

         10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

         10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of

                                      -A10-
performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

         10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

         10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its Associates) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DEFERRED STOCK UNITS

         11.1. GRANT OF DEFERRED STOCK UNITS . The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections. An Award of Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms and conditions applicable to the Award.

                                   ARTICLE 12
                              DIVIDEND EQUIVALENTS

         12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

                                   ARTICLE 13
                        STOCK OR OTHER STOCK-BASED AWARDS

         13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                      -A11-

                                   ARTICLE 14
                         PROVISIONS APPLICABLE TO AWARDS

         14.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         14.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

         14.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         14.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

         14.5. BENEFICIARIES. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         14.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

         14.7. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate, upon the Participant's death or Disability during his or her Continuous Status as a Participant, (i) all of such Participant's outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant's outstanding Awards shall lapse, and
(iii) the target payout opportunities attainable under all of such Participant's outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the "target" level and there shall be a prorata payout to the Participant or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.


                                      -A12-

         14.8. ACCELERATION UPON RETIREMENT. Except as otherwise provided in the Award Certificate, upon the Participant's Retirement, (i) all of such Participant's outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant's outstanding Awards shall lapse, and
(iii) the target payout opportunities attainable under all of such Participant's outstanding performance-based Awards that are not intended to be Qualified Performance-Based Awards under Section 14.12(b)) shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the "target" level and there shall be a prorata payout to the Participant within thirty (30) days following the date of Retirement based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period that has elapsed prior to the date of Retirement. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate; provided, however, that any Awards in the nature of rights that may be exercised shall remain exercisable until the earlier of (i) the original expiration of the Award, or (ii) the first anniversary of the Participant's Retirement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

         As consideration for the accelerated vesting and extended exercise period of Options and SARs provided in this Section 14.8, an Associate must agree in writing that he or she will not compete with the Company anywhere within the State of Delaware and within an area that is fifty miles from the borders of the State of Delaware for a period of three years following the date on which the Associate exercises his or her last Option. In the event that the Associate breaches the agreement to not compete with the Company, the Associate shall pay as liquidated damages to the Company all income the Associate has realized from the exercise of any Options or SARs that would have otherwise been forfeited but for the provisions of this Section 14.8. For purpose of this
Section 14.8 "compete with the Company" means to either directly or indirectly, own, manage, control, be employed by, participate in, or be connected in any manner with any business or entity which is a financial institution.

         14.9. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate, if a Participant's employment is terminated without Cause or the Participant resigns for Good Reason within two years after the effective date of a Change in Control, then (i) all of that Participant's outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, and (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse. Except as otherwise provided in the Award Certificate, upon the occurrence of a Change in Control, the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the "target" level and there shall be pro rata payout to Participants within thirty (30) days following the effective date of the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.

         14.10. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.7, 14.8 or 14.9 above, and subject to Section 14.12 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.10.

         14.11. EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.7, 14.8, 14.9 or Section 14.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or
(v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

                                      -A13-

         14.12. QUALIFIED PERFORMANCE-BASED AWARDS.

                  (a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

                  (b) When granting any other Award (including a below-market priced Option or SAR), the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by
         Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

               -    Revenue
               -    Sales
               - Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
               -    Earnings  (EBIT,  EBITDA,   earnings  per  share,  or  other
                    corporate earnings measures)
               - Net income (before or after taxes, operating income or other income measures)
               -    Cash (cash flow, cash generation or other cash measures)
               -    Stock  price  or  performance
               -    Total  stockholder  return  (stock price  appreciation  plus reinvested dividends divided by beginning share price)
               -    Return  measures  (including,  but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);
               -    Market share
               -    Improvements in capital structure
               -    Expenses  (expense   management,   expense  ratio,   expense
                    efficiency ratios or other expense measures)
               -    Business   expansion  or  consolidation   (acquisitions  and
                    divestitures)
               -    Internal  rate of return or increase in net present  value
               -    Working  capital  targets   relating  to  inventory   and/or
                    accounts  receivable
               - Planning accuracy (as measured by comparing planned results to actual results)

                  Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

                  In the event that applicable tax and/or securities laws change to permit Board or Committee discretion to alter the governing Qualified Business Criteria without obtaining stockholder approval of such changes, the Board or Committee shall have sole discretion to make such changes without obtaining stockholder approval.

                  (c) Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon termination of the Participant's employment without Cause or for Good Reason within two years after the effective date of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.


                                      -A14-

                  (d) The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs;
         (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year;
         (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

                  (e) Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

                  (f) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

         14.13. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be a common law employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

         14.14. DEFERRAL. The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

         14.15. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

                                   ARTICLE 15
                          CHANGES IN CAPITAL STRUCTURE

         15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an

                                      -A15-

Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and
5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefore. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

                                   ARTICLE 16
                     AMENDMENT, MODIFICATION AND TERMINATION

         16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either
(i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

         16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

                  (a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

                  (b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

                  (c) Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

                  (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).


                                      -A16-

                                   ARTICLE 17
                               GENERAL PROVISIONS

         17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

         17.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

         17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for tax withholding obligations if the surrender of Shares in satisfaction of such withholding obligations would result in the Company's recognition of expense under generally accepted accounting principles. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         17.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an Associate, officer or director of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

         17.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

         17.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

         17.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

         17.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         17. 9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         17.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

         17.11. GOVERNMENT AND OTHER REGULATIONS.

                  (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless

                                      -A17-
         such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

                  (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

         17.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

         17.13 ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

         17.14. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

         17.15. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         The foregoing is hereby acknowledged as being the WSFS Financial Corporation 2005 Incentive Plan as adopted by the Board on February 23, 2005 to be submitted to the stockholders for approval at the 2005 annual meeting.

                                     WSFS Financial Corporation


                                     By:  Mark A. Turner

                                     Its: Corporate Secretary



                                      -A18-

                                                                      APPENDIX B


                  PERSONNEL AND COMPENSATION COMMITTEE CHARTER


Purpose

The Personnel and Compensation Committee will serve the Board of Directors by providing oversight and guidance with respect to Personnel and Compensation policies and practices. Also, the Committee will provide oversight to Management so that the Bank creates and maintains competitive programs which attract, develop, motivate, reward and retain Associates committed to superior performance and the highest professional and ethical standards. The Committee will ensure that Personnel and Compensation policies support the Bank's strategic mission and comply with all applicable legal and regulatory requirements. The Committee has specific responsibility for the review of Bank officer appointments at the level of Executive Vice President and above.

Responsibilities

The Committee shall have the following primary responsibilities:

1. Recommend to the Board levels of salary and incentive compensation payable to the Senior Officers1 and other key Associates of the Company.
2. Recommend to the Board of Directors the establishment of incentive compensation plans and programs.
3. Recommend to the Board of Directors the adoption and administration of certain Associate benefit plans and programs of the Company.
4. Recommend to the Board of Directors payment of additional year-end contributions by the Company under certain of its retirement plans.
5.   Oversee the Company's stock incentive plans.
6. Determine and recommend to the Board stock incentive awards to key Associates of the Company.
7. Annually, review and recommend to the Board performance goals and objectives with respect to the compensation of the Chief Executive Officer consistent with approved compensation plans. Further, recommend the CEO's total compensation level based on such evaluation.
8. Determine whether to retain or terminate any compensation consulting firm used by the Company to assist in the evaluation of director, CEO, or senior executive compensation. Exercise sole authority to approve the terms and fees relating to such retention.
9. Perform such other functions as are from time to time assigned by the Board.


Membership and Meetings

The Board of Directors shall annually appoint the members (at least three independent Directors) of the Personnel and Compensation Committee. The Committee shall designate its Chairperson. A majority of Committee members shall constitute a quorum for the transaction of business. The Director of the Bank's Human Resources Department shall serve as the Secretary to the Committee. The action of a majority of those present at a meeting, at which a quorum is attained, shall be the act of the Committee. The Committee may delegate matters within its responsibility to subcommittees. The Committee shall meet as required, keep a record of its proceedings, and report thereon from time to time to the Board of Directors.



--------
1 Direct reports to the President.


                                      -B1-

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           WSFS FINANCIAL CORPORATION

                                 April 28, 2005



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

     Please detach along perforated line and mail in the envelope provided.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND ITEMS LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

--------------------------------------------------------------------------------------------------------------------------------
1.    Election of Directors:                                                                                FOR  AGAINST ABSTAIN
                                                                    2. Ratification of the appointment of   [ ]    [ ]     [ ]
|_|   FOR ALL NOMINEES              o   Charles G. Cheleden            KPMG LLP as independent auditors
                                    o   Joseph R. Julian               for the fiscal year ending December
|_|   WITHHOLD AUTHORITY            o   Dennis E. Klima                 31, 2005.
      FOR ALL NOMINEES              o   Calvert A. Morgan, Jr.
                                                                    3. Approval of the WSFS Financial       [ ]    [ ]     [ ]
                                                                       Corporation 2005 Incentive Plan.
|_|   FOR ALL EXCEPT                Each for a three year term
      (See instructions below)      expiring 2008.                  The proxy is revocable and, when properly executed will be voted in the manner directed hereby by the undersigned.
                                                                    If no directions are made, this  proxy will be voted
INSTRUCTION:     To withhold authority to vote for any individual   FOR each of the nominees and the other proposals. The
                 nominee(s), mark "FOR ALL EXCEPT" and fill in the  undersigned, by executing and delivering this proxy, circle next to each nominee you wish to withhold,  revokes the authority given with respect to any earlier
                 shown here: o                                      dated proxy submitted by the undersigned.

                                                                    Unless contrary direction is given, the right is reserved
                                                                    in the sole discretion of the Board of Directors to
                                                                    distribute votes among some or all of the above nominees
                                                                    in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

                                                                    In their discretion the proxies are authorized to vote
                                                                    upon such other business as may properly come before
                                                                    the Annual Meeting.

                                                                    The undersigned acknowledges receipt of the Notice of
                                                                    Annual Meeting of Stockholders, a Proxy Statement and
                                                                    Annual Report of WSFS Financial Corporation.

To change the address on your account, please check the box         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD
at the right and indicate your new address in the address           PROMPTLY USING THE ENCLOSED ENVELOPE.
space above. Please note that changes to the the registered
name(s) on the account may not be submitted via this method. [ ]


Signature of Stockholder_________________Date ___________           Signature of Stockholder _______________Date _____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

           This Proxy is Solicited on Behalf of the Board of Directors
                           WSFS FINANCIAL CORPORATION
                                     for the
                       2005 Annual Meeting of Stockholders

     The undersigned hereby appoints Marvin N. Schoenhals and Mark A. Turner, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of WSFS Financial Corporation, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on April 28, 2005 at 4:00 p.m., or at any adjournments thereof, as follows:


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.